UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 23, 2004

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

401 Cottage, Abilene, KS	67410-2832

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(785) 263-3350

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

Duckwall-ALCO Stores, Inc. is furnishing this current report on Form 8-K in order to furnish to the Securities and Exchange Commission a press release we will issue on August 23, 2004, which press release may be deemed to disclose information regarding our results of operations for the thirteen weeks, twenty six weeks and fiscal quarter ended, August 1, 2004. A copy of the press release being furnished is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No. 99.1                               Press Release

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Duckwall-ALCO Stores, Inc.

Date: August 23, 2004	By:	/s/ Richard A. Mansfield
Name: Richard A. Mansfield
Title: Vice President – Finance
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No. 99.1                                   Press Release